UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 7, 2007
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On May 7, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Tekelec (“Tekelec” or the “Company”) granted to Franco Plastina, the Company’s President and Chief Executive Officer, a long-term incentive compensation award in the form of 100,000 performance-based and service-based restricted stock units (“RSUs”). The grant was made under the Company’s Amended and Restated 2003 Stock Option Plan (the “Plan”). Each RSU represents a contingent right to receive one share of Tekelec Common Stock. The RSUs may vest for a maximum of up to 100,000 shares.
     For purposes of the RSUs, the Committee established operating income-based and revenue-based objectives for the Company’s fiscal year ending December 31, 2007 (the “2007 Fiscal Year”). If the Company achieves the operating income-based objective for the 2007 Fiscal Year, the RSUs will become eligible for vesting as set forth below based on the extent to which the Company achieves the revenue-based objective for the 2007 Fiscal Year:
•	if the Company achieves less than 80% of the revenue-based objective, the RSUs will be forfeited;

•	if the Company achieves between 80% and 89.99% of the revenue-based objective, 80,000 RSUs will vest as set forth below;

•	if the Company achieves between 90% and 99.99% of the revenue-based objective, 90,000 RSUs will vest as set forth below; and

•	if the Company achieves 100% or more of the revenue-based objective, all 100,000 RSUs will vest as set forth below.
     To the extent that any of the RSUs become eligible for vesting as provided above, the RSUs will vest over a four-year period, with 25% of the RSUs vesting on May 7, 2008 and the remaining 75% of the RSUs vesting in three equal installments on May 7, 2009, May 7, 2010 and May 7, 2011. All vesting is subject to Mr. Plastina’s continued employment with the Company through the date of vesting.
     The RSUs are also subject to customary terms and conditions which are set forth in the Plan. The Plan was filed with the Securities and Exchange Commission on August 9, 2004 as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: May 11, 2007	By:	/s/ William H. Everett
William H. Everett
Executive Vice President and Chief Financial Officer

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